Warrant Liability	12 Months Ended
Dec. 31, 2011
Warrant Liability [Abstract]
Warrant Liability

9. Warrant Liability

On March 15, 2011, in connection with our Deerfield facility agreement, we issued Deerfield six-year warrants to purchase 6,000,000 shares of our common stock at an exercise price of $1.57 per share. The warrants were immediately exercisable and expire on March 15, 2017. The warrants contain a provision where the warrant holder has the option to receive cash, equal to the Black Scholes fair value of the remaining unexercised portion of the warrant, as cash settlement in the event that there is a fundamental transaction (contractually defined to include various merger, acquisition or stock transfer activities). Due to this provision, ASC 480 Distinguishing Liabilities from Equity requires that these warrants be classified as liabilities. The fair values of these warrants have been determined using the Binomial Lattice ("Lattice") valuation model, and the changes in the fair value are recorded in the consolidated statement of operations. The Lattice model provides for assumptions regarding volatility and risk-free interest rates within the total period to maturity.

The key assumptions used to value the warrants were as follows:

Assumption	December 31, 2011
Expected price volatility	70%
Expected term (in years)	5.21
Risk-free interest rate	0.93%
Dividend yield	0.00%
Weighted-average fair value of warrants	$0.60